EXHIBIT 99.1

VOW ditm•bi_„ IP I lonix Technology, Inc. OTCQB:IINX SF "RN Investors Presentation June 2019 SAFE HARBOR STATEMENT - COMPANY INTRODUCTION lonix Technology, Inc. is a holding company that is principally engaged in the photoelectric display and smart energy industries. The company has four operating subsidiaries: Changchun Fangguan Photoelectric Display Technology Co., Ltd, a company which specializes in developing, designing, producing, and selling TN and STN LCD, STN, CSTN, and TFT LCD modules as well as other related products; Shenzhen Baileqi Electronic Technology Co., Ltd, a company which specializes in LCD slicing, filling, researching and designing, manufacturing and selling of LCD Modules (LCM) and PCBs; Lisite Science Technology (Shenzhen) Co., Ltd., a company engaged in the production of intelligent electronic devices; and Dalian Shizhe New Energy Technology Co., Ltd., a company engaged in photovoltaic power generation, electric vehicles and charging piles with corresponding operation and maintenance and three dimensional parking. Currently, IINX has embarked on the layout of industrialization and marketization of front end materials and back end modules of flexible folding liquid crystal displays by taking Changchun Fangguan and Shenzhen Baileqi as production bases, to seize the market share of OLED high technology. - INVESTMENT HIGHTLIGHTS • Diversified End Market Exposure • Industry Leading Technology and Qualifications • Longstanding Customer Base and Growing • Experienced and Committed Market Potential Management - IINX OVERVIEW lonix Technology, Inc. (OTCQB: IINX) 52 Week Range Shares Outstanding Market Cap Stock Price ION IX TECHNOLOGY INC a- $180 0.00(0.00%) me lec * (as of 5/30/2019) $1.02 2.75 114,003,000 205.21M $1.80 —Z411- 230 220 210 200 1 90 170 160 1.50 1.40 137k 91k 46k GEOGRAPHIC FOOTPRINT Las Vegas I Changchun I Dalian I Shenzhen _ 11 1 11 I 11111_1mi Note: The Company's fiscal year end is June 30 - SEGMENT OVERVIEW PHOTOELECTRIC DISPLAY SMART ENERGY • Fangguan Photoelectric Display Technology Co., Ltd. • Shenzhen Baileqi Electronic Technology Co., Ltd. O. ijih• (P X • Lisite Science Technology (Shenzhen) Co., Ltd. • Dalian Shizhe New Energy Technology Co., Ltd. II n • n n I LI Track 111!1111f1 lyt1 lyil hvl Dill lytl Nil phi phi pioN lII I 1/1111/Ii117111 I/111 I/1111/14 VI n .s•-• 0 AM PM MHz - TARGETED GROWTH INITIATIVES PHOTOELECTRIC DISPLAY SMART ENERGY The Global Demand of LCD Panels is Continually Increasing The demand of twisted nematic (TN) and supper twisted nematic (STN) liquid crystal materials remains generally stable. Strong Demand Of Thin Film Transistor (TFT) Liquid Crystal Materials In The Global Market Great Potential in Global OLED Market Increasing Application in the Automotive Sector Growing Demand for Smartphones, Tablets, And Other Electronic Devices Stringent Government Regulations Aimed at Reducing the Increasing Pollution Levels Enhanced Efficiency of Lithium-ion Batteries - OLED MARKET OPPORTUNITIES Drivers for OLED Lighting Market Energy-efficient Highly desirable color quality Novel form factor & Low What is an OLED? • An )rganic Light Emitting Diode is a series of organic thin films between two conductors • When electrical current is applied, bright light is emitted • OLEDs can be used for displays and lighting • OLEDs are not just thin and efficient -they can also be made flexible and transparent advanced design and functionalities cost potential Image source: LG Display OLED MARKET SIZE OLED Panel Revenue ($ billions) 60 50 40 30 20 10 0 2016 2017 2018 2019 2020 2021 2022 www.dIsplaysupplychaln.corn "The OLED market will grow 19% in 2019 and will continue to grow to reach $48.8 bn in 2022." "The flexible display market stood at $4.5 bn in 2016 and the opportunities are projected to reach $47.892 bn by 2025." rte Market Size of Flexible Display ($ billions) 14 12 10 8 6 4 2 0 2009 2010 2011 ■ 2012 2013 2014 2015 2016 2017 e-Br "Global revenue for flexible display projected to surge from $4 IHS Markit million in 2013 to $21 billion in 2021." - IINX SUBSIDARIES- FANGGUAN FANGGUAN PHOTOELECTRIC DISPLAY TECHNOLOGY CO., LTD. Location: Changchun, Jilin Province, China Employees: 508 Major Products: TN and STN LCD, STN, CSTN, and TFT LCD modules; customized and special LCD and LCM products. • Fangguan passed IS09001 Quality System's audit and authorization in 2008 and received ISO/TS16949 system's certification in 2015. • Total area is 25,000 square meters, including a production purification workshop covering 4,280 square meters. - IINX SUBSIDARIES- FANGGUAN Anna nn on nn nn no nn Rri pp 1111 un I "II Ho r- not IINX SUBSIDARIES- BAILEQI Location: Shenzhen, Guangdong Province, China Shenzhen Baileqi Electronic Technology Co., Ltd. Employees: 15 Major Products: LCD Screen, LCD Module (LCM) and PCB • Baileqi's products are widely used in equipment that require display terminals such as industrial control systems, rail traffic systems, smart city systems, monitoring systems, smart home systems, HD projection, medical instruments, electrical automation, and communications equipment. iiiiirfiffEgtalle • Covering an area of 4,000 square meters, the company has complete LCM production flow which can meet the need of all kinds of LCD module products. • Baileqi has received IS09001 quality system's p certification and IS013485 medical instrument quality system's certification since 2013, and all of its products conform to the REACH, RoHS and other special certification standards. fl E R.i I LE C.? I TKil(NOLOGY CO., ]DTI]. - IINX SUBSIDARIES- BAILEQI - IINX SUBSIDARIES- LISITE Lisite Science Technology (Shenzhen) Co., Ltd. Location: Shenzhen, Guangdong Province, China Employees: 8 Major Products: Intelligent Electronic Devices, Intelligence Lithium Battery • With 7 years of operating history in this industry, Lisite's clients include XiaoMi, WD and Pinex. • Lisite has set up a manufacturing center focusing on assembly and production in Wanjiang, Dongguan, implementing a unified procurement system and independent operations with an innovative management model. • Strategic cooperation relationship with TMall and JD.com. UL ZSTECLA ■ ZC.IECLAM ZTECLAS'i TrIALL care jp.ffi.com - IINX SUBSIDARIES- SHIZHE Location: Dalian, Liaoning Province, China Dalian Shizhe New Energy Technology Co., Ltd. • Shizhe has led and contributed to the construction, operation and maintenance of multiple regional key projects such as the Hangzhou Xiaoshan International Airport photovoltaic architectural integration project, the Tesla (Dalian) super power station project, and the Liaoning Dongfeng Qichen new energy automobile company direct-current power station, among others. Employees: 5 Major Products: Photo-voltaic Power Generation, Electric Vehicles and Charging Piles with Corresponding Operation and Maintenance, Three Dimensional Parking - MANAGEMENT TEAM Mr. Cheng Li has participated in the operation and management of the Company since 2015. From April 2013 to March 2015, Mr. Li served Cheng Li Chairman of the Board Yubao Liu CEO as the general Manager and financial controller of Dalian Huanyu Venture Capital Co., Ltd, where he engaged in project approvals, financing, and investments and accumulated substantial experience in the field of high-tech and financing operations. From 1996 to 2012, Mr. Li served in the Ministry of Industry and Information Technology of Jiamusi city, Heilongjiang Province and the Association for Science and Technology of Jiamusi. He received his undergraduate degree in 1980 from Liaoning Normal University. From July of 2012 to April of 2018, Mr. Liu was employed by Dalian Yinlong Accounting & Law Firm, where he was assigned to take charge of operational control, internal auditing, and recapitalization among other things. From 2004 to June of 2012, Mr. Liu was employed by Dalian Carbon Fiber Technology Limited (China), where he served in the position of vice managing director. During this period, Mr. Liu was awarded as an International Enterprise (IEM) Senior Management Specialist. With multiple years of working practice, Mr. Liu has published many papers and participated in the development and testing of national new energy Lithium battery and pure electromobiles, and was also involved in formulating related standards. Mr. Liu acquired a Bachelor degree from Harbin University of Science and Technology in 1996, majored in Economic Management, and was honorably entitled as a National Economist in 2002. - MANAGEMENT TEAM Mr. Song graduated from Dongbei University of Finance and Economics in 1998. Once he finished the tertiary education, Mr. Song was employed by Dalian Finance and Taxation Auditing Firm, and started to get involved with business consulting services, finance and tax Chunde Song auditing where he acquired proficiency in business economic operation accounting and relevant laws and regulations control. In 2010, Mr. Director Song joined Dalian Huanyu Venture Capital Investment Technology Ltd, which focused on capital operation, business acquisition and restructuring fields among other things, and provided optimal grade of solutions to the company. Mr. Song is considered to be an expert in financial control and auditing, and has experience as a senior level manager. Ms. Kou is a member of the Hong Kong Institute of Certified Public Accountants, the Association of Chartered Certified Accountants, and the Chinese Institute of Certified Public Accountants. Ms. Kou has 20 years of solid experience in statutory auditing, international accounting, and publicly listed companies. Ms. Kou started her career as Chief Accountant (1996-1999) with Xinmao Tech Holding Yue Kou Limited, a company in China. From 1999-2002, she was employed as a staff accountant in the Ernst & Young, Beijing Branch focusing on CFO external audit and international accounting conversions. From 2002-2006, she worked as an account manager with China Data Broadcasting Holding Ltd, a publicly listed company on the Hong Kong Stock Exchange. From 2006 to present, Ms. Kou worked as an auditor and financial controller for three different audit firms: (i) Zhongyi (HK) CPA Limited, (ii) Thomas Lee and Partners, and (iii) GDT CPA Limited. Since May 27, 2016, Ms. Kouhas worked for lonix Technology Inc., as the Chief Financial Officer. - MANAGEMENT TEAM Jialin Liang President Changchun Fangguan Photoelectric Display Technology Co. Ltd Mr. Liang served as vice general manager of Jilin Zijing Electronics Co., Ltd. from 1997 to 2007, and has served as general manager of Changchun Fangguan Electronic Technology Co., Ltd. since 2007. Mr. Liang graduated from Nankai University in 1985 with a major in Microelectronics. Baozhu Deng President Shenzhen Baileqi Electronic Technology Co., Ltd Ms. Deng served president and director of Baileqi Electronic since November 2017. From October 2014 to March 2016, she worked for Shenzhen Guoxian Technology Co., Ltd. as a Purchasing Manager. She has been working for Shenzhen Baileqi Electronic Technology Co., Ltd. since March 2016, firstly as manager. From March 2010 to October 2014, she worked for Shenzhen Baileqi Science and Technology Co., Ltd.as a Marketing Manager. Ms. Deng graduated from Shenzhen University with a bachelor degree in International Trade and English. Liang Zhang President Dalian Shizhe New Energy Technology Co., Ltd Mr. Zhang currently serves as the legal liaison and general manager of Dalian Shizhe New Energy Technology Co., Ltd., and is also the Vice Chairman of the Dalian Xigang District Non-Governmental Artist Association. Mr. Zhang previously acted as the general manager of Minghu Ranch which belongs to the Grand World Associated Business Organizations of Dalian Jinguang Group. Mr. Zhang acquired a Bachelor's degree from Ludong University in 2000, where he majored in Law. Yun Yang President Lisite Science Technology (Shenzhen) Co., Ltd. Mr. Yang served as the Chief Technology Officer of Shenzhen Jinlisite Science and Technology Corporation Ltd. from July 2007 until May of 2016. Mr. Yang was employed as an assistant to the Chief Engineer of the Shenzhen Jinsiwei Technology Co., Ltd. from 2004 to 2007.From 2016 to present, Mr. Yang has worked as the president and director of Lisite Science Tech nology(Shenzhen) Co. Ltd. Mr. Yang graduated from Hebei University of Science and Technology with a bachelor degree in Electronic Information Science and Technology. - BALANCE SHEET 31-Mar-19 ASSETS Current Assets: Cash 494,820 Notes receivable 14,900 Accounts receivable - non- 30-Jun-18 111,462 LIABILITIES AND STOCKHOLDERS' EQUITY Current Liabilities: Short-term bank loan Accounts payable - non-related parties - related parties Advance from customers Due to related parties Accrued expenses and other current liabilities Total Current Liabilities 31-Mar-19 30-Jun-18 2,682,084 3,419,426 264,171 248,543 22,312 59,546 2,793,610 212,557 288,111 125,733 9,205,543 910,550 related parties - related parties Inventory, net 2,849,694 636,413 140,306 119,543 3,965,274 226,839 Deferred tax liability Total Liabilities COMMITMENT AND CONTINGENCIES 15,242 9,205,543 925,792 Advances to suppliers - non- related parties - related parties Prepaid expenses and other current assets 158,965 3,164 206,194 317,280 158,689 20,592 Stockholders' Equity: Preferred stock, $.0001 par value, 5,000,000 shares authorized, 500 500 5,000,000 shares issued and outstanding Common stock, $.0001 par value, 195,000,000 shares authorized, Total Current Assets Property, plant and equipment Intangible assets Deferred tax assets Total Assets 8,099,928 1,324,207 6,644,070 4,537,698 59,980 19,341,676 1,324,207 114,003,000 and 99,003,000 shares issued and outstanding as of December 31, 2018 and June 30, 2018, respectively Additional paid in capital Retained earnings Accumulated other comprehensive income (loss) Total Stockholders' Equity attributable to the Company Noncontrolling interest Total Stockholders' Equity Total Liabilities and Stockholders' Equity 11,400 9,900 9,707,485 237,246 347,890 142,819 36,473 7,950 10,103,748 398,415 32,385 10,136,133 398,415 19,341,676 $ 1,324,207 - INCOME STATEMENT For the Three Months Ended For the Nine Months Ended March 31, March 31, 2019 2018 2019 2018 Revenues - Non-related parties 2,597,052 1,054,933 $ 7,301,591 2,187,418 Revenues - Related parties 115,897 Total Revenues 2,597,052 1,054,933 7,417,488 2,187,418 Cost of revenues - Non-related parties 1,913,214 38,725 2,955,038 152,628 - Related parties 111,116 906,924 3,305,275 1,785,595 Total Cost of Revenues 2,024,330 945,649 6,260,313 1,938,223 Gross profit 572,722 109,284 1,157,175 249,195 Operating expenses Selling, general and administrative expense 550,965 57,927 846,871 188,955 Total operating expenses 550,965 57,927 846,871 188,955 Income from operations 21,757 51,357 310,304 60,240 Other income 50,736 68,424 Interest expense, net of interest income (34,412) (34,412) Total other income 16,324 34,012 Income before income tax provision 38,081 51,357 344,316 60,240 Income tax provision 17,017 6,197 139,245 15,570 Net income 21,064 45,160 205,071 44,670 Net income 21,064 45,160 205,071 44,670 Other comprehensive income Foreign currency translation adjustment 56,484 10,758 28,523 19,377 Comprehensive income 77,548 55,918 $ 233,594 $ 64,047 Income Per Share - Basic and Diluted 0 $ 0 $ 0 $ (0.00) Weighted average number of common shares outstanding - Basic and Diluted 114,003,000 99,003,000 104,148,985 99,003,000 - STATEMENT OF CASH FLOWS For the Nine Months Ended March 31, 2019 2018 CASH FLOWS FROM OPERATING ACTIVITIES Net income $ 205,071 $ 44,670 Adjustments required to reconcile net income to net cash provided by (used in) operating activities: Depreciation and amortization 184,172 Deferred taxes (15,732) Changes in operating assets and liabilities: Accounts receivable - non related parties 593,935 250,770 Accounts receivable - related parties (22,607) Inventory (774,776) (96,298) Advances to suppliers - non-related parties 13,826 122,315 Advances to suppliers - related parties (114,802) (234,503) Prepaid expenses and other current assets (75,559) (10,570) Accounts payable - non-related parties (645,258) 113,062 Accounts payable - related parties (198,782) (67,397) Advance from customers (61,014) 29,477 Accrued expenses and other current liabilities 10,938 (44,979) Net cash provided by (used in) operating activities (900,588) 106,547 CASH FLOWS FROM INVESTING ACTIVITIES Other receivables 153,292 Acquisition of property, plant and equipment (38,375) Cash received from acquisition 687,591 Net cash provided by investing activities 649,216 153,292 CASH FLOWS FROM FINANCING ACTIVITIES Notes receivable Return of capital to non-controlling interests Proceeds from (repayment of) loans from related parties Net cash provided by (used in) financing activities Effect of exchange rate changes on cash Net increase in cash Cash, beginning of period Cash, end of period Supplemental disclosure of cash flow information: Cash paid for income tax Cash paid for interests Non-cash investing activities Issuance of 15,000,000 shares of common stock in exchange for 95.14% $ ownership rights of a variable interest entity 54,451 (58,155) 591,766 (94,920) 588,062 (94,920) 46,668 18,676 383,358 183,595 111,462 186,767 494,820 370,362 144,124 10,484 35,250 5,000,000 AN KS Investor Relations Contact: Dragon Gate Investment Partners LLC Tel: +1(646)-801-2803 Email: iinx@dgipl.com www.theiinx.com